Exponential Technologies Fund Summary Prospectus November 1, 2025

ETAEX Class A Shares       ETCEX Class C Shares
ETNEX Class N Shares       ETIEX Class I Shares

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.eventidefunds.com. You can also get this information at no cost by calling 1-877-771-3836, emailing info@eventidefunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

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EXPONENTIAL TECHNOLOGIES FUND SUMMARY PROSPECTUS	November 1, 2025

Eventide Exponential Technologies Fund Fund Summary

Investment Objective. The Eventide Exponential Technologies Fund (the “Exponential Technologies Fund” or the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund. The tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 114 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 70, and Waivers of Up-Front Sales Charge on Class A Shares on page 71.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 180 days)	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees[3]	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	None
Other Expenses	0.59%	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses[3]	1.79%	2.54%	1.74%	1.54%
Fee Waiver and/or Expense Reimbursement[3,4]	(0.19)%	(0.19)%	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3,4]	1.60%	2.35%	1.55%	1.35%

1.	The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $250,000 or more and applies to shares sold within 18 months of purchase.
2.	The maximum deferred sales charge on Class C shares (as a % of the lesser of NAV of the shares redeemed or the original purchase price) applies to shares sold within 12 months of purchase.

3. Restated to reflect current fees.

4.	The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.60%, 2.35%, 1.55% and 1.35% for Class A shares, Class C shares, Class N shares, and Class I shares, respectively, through October 31, 2026. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the adviser and upon the termination of the advisory agreement between the Trust and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.
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EXPONENTIAL TECHNOLOGIES FUND SUMMARY PROSPECTUS	November 1, 2025

Example of Hypothetical Fund Costs. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2026, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,089	$1,472	$2,544
Class C – no redemption	$238	$772	$1,333	$2,861
Class C – with redemption	$338	$772	$1,333	$2,861
Class N	$158	$530	$926	$2,036
Class I	$137	$468	$821	$1,818

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2025, was 126% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in companies that the Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”) believes are participating in and benefitting from technologies, innovations, technology themes, or technology trends. The types of companies represented in the Fund’s portfolio include, but are not limited to, companies falling within the information technology, internet media and services, healthcare technology, healthcare devices, or financial technology (i.e., Fintech) industries. The Fund invests primarily in companies that the Adviser believes are participating in and benefitting from technologies, innovations, themes, or trends that have long-term exponential characteristics and that serve well the needs of customers, employees, suppliers, communities, the environment, and society broadly using the Adviser’s faith-based screening criteria as more fully described below under “Faith-Based Screening.” The term “exponential” means the potential for accelerated advancements in technologies that can positively impact capabilities and development cycles of a company’s products and services. Not every company in the Fund’s portfolio will experience exponential growth, and the Fund is not expected to deliver exponential returns.

The Adviser utilizes a fundamental “bottom-up” analysis and quantitative screening to find and evaluate investments for the Fund’s portfolio. The Adviser seeks attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential. The Adviser’s investment opportunity screening considers strong organic revenue growth, growing market share, superior unit economics (e.g., considering metrics and lifecycles unique to particular businesses), defensible competitive advantages and quality management teams. Valuation is an integral part of the investment process and purchase decisions are based on the potential reward relative to risk of each security which, in turn, is partly based on the Adviser’s earnings calculations.

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EXPONENTIAL TECHNOLOGIES FUND SUMMARY PROSPECTUS	November 1, 2025

The Fund gains exposure to technology companies primarily through investing in equity securities including common stock, options, and preferred stock. The Fund may invest in private and other issuers whose securities may have legal or contractual restrictions on resale or are otherwise illiquid, which can impact their valuation. The Fund will not invest more than 15% of the Fund’s net assets in these illiquid investments. These companies include development stage companies that have not commenced business operations or have not generated significant revenue. The Fund invests without limitation in securities of companies domiciled outside the United States either directly or through American Depositary Receipts (“ADRs”). The Fund may invest in securities of companies of any market capitalization.

The Adviser uses options strategies to enhance returns, generate income, reduce portfolio volatility, or reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls regarding the same security or puts and calls on related securities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Fund concentrates investments in the software, technology hardware and equipment, semiconductor, and communications group of industries because, under normal circumstances, it invests over 25% of its net assets in companies in this group of industries.

Faith-Based Screening. The Adviser uses its proprietary screening methodology to analyze all potential investments for the company’s ability to operate with integrity and to create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its screening process in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the faith-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the faith-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess practices. The Adviser’s faith-based screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

▪	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.
▪	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.
▪	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.
▪	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.
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EXPONENTIAL TECHNOLOGIES FUND SUMMARY PROSPECTUS	November 1, 2025

▪	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company’s practices are no longer consistent with the Adviser’s faith-based values.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in the U.S. dollar, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities, and are therefore subject to the risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The market value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Development Stage Company Risk. The Fund may invest a portion of the portfolio in development stage companies that are not generating meaningful revenue.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

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Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries.  The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee that the Adviser's corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser's activities in this regard could limit the Fund's investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund's investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser's activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies thereby resulting in less publicly available information about these companies. In addition, investing involves other risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing, financial reporting and legal standards.

Growth Stock Risk. Not all companies in the Fund’s portfolio will experience growth. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, because the Fund’s investments are concentrated in technology industries.

Investment Style Risk. Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Junk Bond Risk. Lower-quality or unrated bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest

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rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgments will produce the desired results. “Exponential” in the Fund’s name is not intended to suggest exponential returns or any level of returns.

Market Risk. Overall stock or bond market risks may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Non-Diversification Risk. Because a relatively high percentage of a non-diversified fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price because the Fund will no longer hold the underlying security. As the buyer of a put or call option, the Fund risks losing the entire premium

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invested in the option if the Fund does not exercise the option. As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Preferred Stock Risk. Dividends on preferred stocks are generally payable at the discretion of the issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

Sector Exposure Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Small Capitalization Company Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Adviser misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. These companies may have limited product lines, markets, financial resources or personnel. The products of these companies may face obsolescence or adoption challenges due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector can be heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in this sector can be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technologies companies are small or mid-sized companies and may be newly organized.

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Financial Technology Companies Risk. Fintech companies could result in new business models, applications, processes or products with an associated effect on the provision of financial services. Certain fintech companies may seek to disrupt or displace established financial institutions and may face competition from larger and more established companies. Fintech companies that utilize disruptive technologies may not be able to capitalize on them when facing political and/or legal attacks from competitors, industry groups or local and national governments. Newer or smaller fintech companies may not currently be profitable, and there can be no assurance that these companies will be profitable in the future. Additionally, fintech companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks and disruptions in the technology they depend on. Legal and regulatory changes, particularly related to information privacy and data protection, may impact the products or services of fintech companies. Similarly, the collection and storage of data from consumers and other sources may face increased scrutiny as regulators consider how data may be collected, stored, safeguarded and used.

Healthcare Technology and Devices Companies Risk. Companies in this sector may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some of these companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Information Technology Companies Risk. Information technology companies face intense competition, potentially rapid product obsolescence, short product cycles, falling prices and profits, and competition from new market entrants.

Internet and Direct Marketing Retail Risk. Internet and Direct Marketing Retail companies provide retail services primarily on the Internet, through mail order, and TV home shopping retailers. These companies are dependent upon consumer spending, general economic conditions, the availability of disposable income, changing consumer tastes and preferences, and consumer demographics. These companies are subject to the risk that they will underperform as a whole due to legislative or regulatory changes, or increased government supervision.

Volatility Risk. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of its Class A shares for each full calendar year since the Fund’s Class A shares commenced operations. Although Class C, N and I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, N and I shares are different from Class A shares because Class C, N and I shares have different expenses than Class A shares. The performance table shows how the average annual returns of Class A, C, I and N shares compare over time with a broad-based market index and a supplemental index (strategy benchmark) that the Adviser believes is more representative of the Fund's investment universe. How the Fund has performed in the past (before and after taxes) is not necessarily an indication

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of how it will perform in the future. Updated performance information is available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

Eventide Exponential Technologies Fund Class A Annual Total Return for the Years Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for the Class A shares, the highest return for a quarter was 14.65% (quarter ended December 31, 2023), and the lowest return for a quarter was (28.09)% (quarter ended June 30, 2022). The Fund’s Class A year-to-date return as of September 30, 2025, was 7.53%.

Average Annual Total Returns (periods ended December 31, 2024)
Class A Shares	1 Year	Since inception (6/30/2020)
Return Before Taxes	(3.63)%	5.45%
Return After Taxes on Distributions	(3.63)%	5.31%
Return After Taxes on Distributions and Sale of Fund Shares	(2.15)%	4.20%
Class C Shares
Return Before Taxes	1.42%	6.05%
Class N Shares
Return Before Taxes	2.31%	6.86%
Class I Shares
Return Before Taxes	2.52%	7.09%
Bloomberg US 3000 Equal Weight Total Return Index (reflects no deduction for fees, expenses or taxes)	11.89%	12.02%
Bloomberg US 2500 Technology Total Return Index (reflects no deduction for fees, expenses or taxes)	18.48%	10.86%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred

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accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes, which are not shown, will vary from those of Class A shares.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers. Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, and Darric White, Portfolio Manager and Senior Research Analyst of the Adviser, serve as Portfolio Managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Dr. Kuruvilla has served the Fund in this capacity since July 2024 and Mr. White has served in this capacity since July 2025.

Purchase and Sale of Fund Shares. The minimum initial investment in Class A, Class C and Class N Shares of the Fund, as well as Class I shares purchased directly from the Fund, is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares purchased through a financial intermediary is $100,000 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, online, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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